SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          May 24, 2001
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                         000-25015                   84-1127336
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(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)         file number)               Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                        60089
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(Address of principal executive offices)                      (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On May 24, 2001, WorldPort Communications, Inc. (the "Registrant") filed a press release announcing that Kathleen Cote has been appointed its Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release of WorldPort Communications, Inc. dated as of May 24,
         2001.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             WORLDPORT COMMUNICATIONS, INC.
Date:  June 4, 2001


                                             By:  /s/ John T. Hanson
                                                --------------------------------
                                             Name: John T. Hanson
                                             Title:  Chief Financial Officer